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                                                                    EXHIBIT 23.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated March 5, 1998 included in Thermatrix Inc.'s Form 10K for the year ended December 31, 1997.


                                    /s/ ARTHUR ANDERSON LLP


San Jose, California
October 26, 1998